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                     Supplement dated April 10, 2000 to the
              Prospectus for Pacific Select Fund dated May 1, 1999

  This supplement changes the fund's prospectus to reflect the following:

  The Bond and Income Portfolio is not available for Pacific Innovations variable annuity contracts.